UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2013

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 25, 2013, First M&F Corporation (the "Company") held a special meeting of shareholders to approve the Agreement and Plan of Merger by and among Renasant Corporation and the Company. Represented at the meeting were 6,589,072 shares of 9,607,563 eligible shares. Three items were voted on at the meeting.

Proposal 1. To approve and adopt the Agreement and Plan of Merger

Votes For	Votes Against	Abstained
6,530,623	52,419	6,030

Proposal 2. Approval, on an advisory basis, of executive compensation

Votes For	Votes Against	Abstained
6,168,992	320,461	99,619

Proposal 3. Adjourn the Meeting, if necessary, to solicit additional proxies

Votes For	Votes Against	Abstained
6,469,701	108,730	10,641

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: June 26, 2013
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer